EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

WQN, Inc.

We have audited the accompanying balance sheet of WQN, Inc. as of December 31, 2008 and 2007 and the related statements of operations, changes in shareholders' deficit, and cash flows for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WQN, Inc. as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ JEWETT, SCHWARTZ, WOLFE & ASSOCIATES

Hollywood, Florida

May 28, 2009

WQN, INC.

BALANCE SHEETS

	December 31
	2008	2007
ASSETS

Current assets:
Cash and cash equivalents	$11,562	$243,155
Accounts receivable, net	38,072	62,811
Prepaid expenses and deposits	156,825	143,465
Deferred tax asset	—	13,466
Total current assets	206,459	449,431

Property and equipment, net	229,565	243,911
Goodwill	367,589	367,589

TOTAL ASSETS	$803,614	$1,060,931

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$20,380	$116,509
Accrued expenses	29,804	40,282
Unearned revenue	280,636	308,117
Advances from related party	10,575	200,075
Current portion of notes payable	25,518	3,048
Income tax payable	971	—
Total current liabilities	367,885	668,032

Noncurrent portion of notes payable	33,844	32,505

TOTAL LIABILITIES	401,729	700,537

Shareholders' equity:
Common stock - $0.001 par value; 50,000,000 shares authorized; 1,000,000 shares issued and outstanding, respectively	1,000	1,000
Additional paid-in capital	399,000	399,000
Retained earnings	1,885	(26,140)
Total shareholders' equity	401,885	373,860

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$803,614	$1,074,397

The accompanying notes are an integral part of these financial statements.

WQN, INC.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMEMBER 31, 2008, AND THE PERIOD FROM INCEPTION (JUNE 27, 2007)
TO DECEMBER 31, 2007

	2008	2007

Revenues	$3,755,916	$2,042,082

Cost of sales	2,412,209	1,415,196

Gross profit	1,343,707	626,885

Operating expenses:
Compensation and related expenses	805,243	438,861
General and administrative expenses	425,623	206,769
Depreciation	58,435	18,815
Total operating expenses	1,289,300	664,446

Income (loss) from operations before income taxes	54,407	(37,561)

Other expense:
Interest expense	11,945	2,045
Total other expense	11,945	2,045

Income (loss) before income taxes	42,462	(39,606)

Income tax expense (benefit)	14,437	(13,466)

Net income (loss)	$28,025	$(26,140)

Basic and diluted income (loss) per share:

Income (loss) from operations before income taxes	$0.04	$(0.04)
Income tax expense (benefit)	0.01	(0.01)

Net income (loss) per share	$0.03	$(0.03)

Weighted average number of shares outstanding	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

WQN, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

YEAR ENDED DECEMEMBER 31, 2008, AND THE PERIOD FROM INCEPTION (JUNE 27, 2007)
TO DECEMBER 31, 2007

	Common Stock		Additional Paid in Capital	Retained Earnings	Total
	Shares	Amount

Balance as of June 27, 2007	—	—	—	—	—

Common Stock issued for cash received	1,000,000	1,000	399,000		400,000
Net loss for the period	—	—	—	(26,140)	(26,140)

Balance as of December 31, 2007	1,000,000	1,000	$399,000	$(26,140)	$373,860

Net income for the period	—	—	—	28,025	28,025

Balance as of December 31, 2008	1,000,000	$1,000	$399,000	$1,885	$401,885

The accompanying notes are an integral part of these financial statements.

WQN, INC.

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMEMBER 31, 2008, AND THE PERIOD FROM INCEPTION (JUNE 27, 2007)
TO DECEMBER 31, 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$28,025	$(26,140)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	81,758	18,815
Changes in operating assets and liabilities net of assets and liabilities acquired:
Accounts receivable	24,738	112,630
Prepaid expenses and deposits	(13,359)	25,536
Income tax payable, net of deferred tax asset	14,437	(13,466)
Accounts payable	(96,129)	(124,678)
Accrued expenses	(10,478)	40,282
Unearned revenue	(27,481)	152,284
Advances from related parties	(189,500)	200,075
Net cash provided by (used in) operating activities	(187,990)	385,340

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of assets, net of liabilities assumed	—	(441,175)
Purchase of property & equipment	(37,289)	(85,888)
Net cash used in investing activities	(37,289)	(527,062)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of notes payable	(6,315)	(15,123)
Issuance of common stock for cash	—	400,000
Net cash provided by (used in) financing activities	(6,315)	384,877

Net increase (decrease) in cash	(231,593)	243,155

Cash and cash equivalents at beginning of period	243,155	—
Cash and cash equivalents at end of period	$11,562	$243,155

Supplemental cash flow information:
Cash paid for taxes	$—	$—
Cash paid for interest	$11,945	$2,045

Noncash investing and financing activities:
Issuance of notes payable for property and equipment	$42,462	$50,676

The accompanying notes are an integral part of these financial statements.

WQN, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008 AND 2007

NOTE A – ORGANIZATION AND DESCRIPTION OF BUSINESS

WQN, Inc. (the “Company”) was formed as a Texas corporation, in June, 2007, with a cash contribution of $400,000 for common stock by the Company’s sole shareholder. On June 27, 2007 the Company acquired operating assets (and assumed certain liabilities) of VoIP, Inc. that were based in Dallas, Texas for an initial purchase price of $400,000, which was subsequently reduced to $337,919.

The Company provides prepaid and postpaid enhanced telecommunications services with an emphasis on transporting calls that originate from the United States and Canada and terminate to specific regions of the world. Customers utilize the Company’s Voice Over Internet Protocol (“VoIP”) network to place quality international calls at discounted rates. The voice quality of the Company’s VoIP calls is virtually the same as an international telephone call carried over a traditional telephone line. A substantial portion of the Company’s revenue is derived from the sale of prepaid service to customers calling from the United States to India. The Company’s products and services are provisioned and sold online via its websites.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all cash on hand, in banks, including amounts in book overdraft positions, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents. Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts based on its assessment of the current status of the individual receivables and after using reasonable collection efforts.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS No. 109”). Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. If it is more likely than not that some portion of a deferred tax asset will not be realized, a valuation allowance is recognized.

Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) for the year by the weighted-average number of shares of common stock outstanding. The calculation of fully diluted earnings per share assumes the dilutive effect of all potential outstanding common shares attributable to outstanding options, warrants, and convertible notes.

Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Revenue Recognition

Revenues are primarily derived from fees charged to terminate voice services over the Company's network and from related monthly recurring charges. Variable revenue is earned based on the number of minutes during a call and is recognized upon completion of a call. Revenue for each customer is calculated from information received through the Company's network switches. The Company tracks the information received from the switch and analyzes the call detail records and applies the respective revenue rate for each call. Fixed revenue is earned from monthly recurring services provided to customers that are fixed and recurring in nature, and are connected for a specified period of time. Revenues are recognized as the services are provided and continue until the expiration of the contract or until cancellation of the service by the customer. Cash fees received prior to call completion are recorded on the Company’s balance sheet as unearned revenue.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight line method. The useful life of assets is three years. The Company reviews the recoverability of its property and equipment when events or changes in circumstances occur that indicate that the carrying value of the asset group may not be recoverable.

Business Combinations

The Company accounted for its June 27, 2007 acquisition of the net assets described in Note A above in accordance with Statement of Financial Accounting Standard No. 141, “Business Combinations” (SFAS No. 141). SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. In accordance with SFAS No. 141, the $367,589 excess of the net identifiable liabilities acquired over the $337,919 purchase price was accounted for as goodwill, summarized as follows:

The net fair value amounts assigned to each major asset and liability as of June 27, 2007 are as follows:

Computer and network equipment	$126,162
Liability for cost of providing services related to pre-acquisition revenues	(155,833)
Net liabilities assumed	(29,671)
Goodwill	367,589
Net fair value assets acquired	$337,919

Despite the liabilities assumed in the acquisition (net of the identifiable assets acquitted), management considered the pre-acquisition profitability of the operations, as well as the potential for increased future profits, in determining the purchase price.

Goodwill

In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," the Company does not amortize its intangible asset (goodwill), but instead tests its goodwill for impairment at least annually by comparing the fair value of this asset to its carrying value. If in the future the carrying value of goodwill exceeds its fair value, the Company will recognize an impairment charge in an amount equal to that excess.

For purposes of these tests, the excess of the fair value of the Company over the amounts assigned to its identified assets and liabilities is the implied fair value of its goodwill.

Recent Accounting Pronouncements

Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FSP FAS No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles. The Company is currently evaluating the potential impact of FSP FAS No. 142-3 on its financial statements.

NOTE C – PROPERTY AND EQUIPMENT, NET

At December 31, 2008 and 2007, property and equipment consisted of the following:

	2008	2007

Computers and equipment	$272,192	$260,226
Automobile	32,123	—
Furniture & Fixtures	2,500	2,500
Total	306,815	262,726
Less accumulated depreciation	(77,250)	(18,815)
Total	$229,565	$243,911

Depreciation expense for the year ended December 31, 2008 and the period from June 27, 2007 (inception) to December 31, 2007 amounted to $58,435 and $18,815, respectively.

NOTE D – INTANGIBLE ASSET

The Company's balance sheet includes an intangible asset with an original cost of $367,589 pertaining to goodwill, recorded primarily in connection with its acquisition in June, 2007 described in Note A above.

NOTE E – RELATED PARTY TRANSACTIONS

From time to time, Steven Ivester, the Company’s sole shareholder, has made personal advances to the Company. These advances are repayable upon demand, are unsecured, and are non-interest bearing. Such advances amounted to $10,575 and $200,075 at December 31, 2008 and 2007, respectively.

As the Company’s president and Chief Executive Officer, Mr. Ivester’s compensation during the years ended December 31, 2008 and 2007 was $282,000 and $60,000, respectively.

NOTE F – NOTES PAYABLE

At December 31, 2008 and 2007, notes payable consisted of the following:

	2008	2007

Notes payable - CIT Bank	$32,505	$35,553
Note payable - American Honda Finance Corporation	26,857	—

Total notes payable	59,362	35,553

Less current portion	(25,518)	(3,048)

Noncurrent portion	$33,844	$32,505

The CIT bank notes are associated with computer purchases in 2007, are repayable in 36 equal monthly payments through August and September 2010, are unsecured, and bear interest at 24.49% per year.

The American Honda Finance Corporation note is related to an automobile purchase in 2008, is repayable in 60 equal monthly payments through June 2013, is secured by the automobile, and bears interest at 9.45% per year.

NOTE G – INCOME TAXES

The components of the Company's income tax expense (benefit) are as follows:

	Periods Ended
	December 31, 2008	December 31, 2007

Current expense	$14,437	$—
Deferred benefit	—	(13,466)
Net income tax provision (benefit)	$14,437	$(13,466)

The Company's income tax expense (benefit) at the statutory rate was substantially equal to the reported income tax expense (benefit). The Company is only subject to federal income taxes. A valuation allowance at December 31, 2007 was not deemed necessary due to the utilization of the 2007 tax benefit in 2008.

NOTE H – COMMITMENTS AND CONTINGENCIES

Leases

The Company is obligated under a non-cancelable operating lease for its office facilities, which expires August 31, 2009. Future minimum lease payments under this operating lease as of December 31, 2008 were $43,736. Rent expense for this operating lease (net of a month-to-month sublease for a small portion of the office premises) for the year ended December 31, 2008 and the period from June 27, 2008 (inception) to December 31, 2007 was $52,599 and $24,933, respectively.

NOTE I – SUBSEQUENT EVENTS

On January 13, 2009, the Company entered into a Share Exchange Agreement (“Share Exchange Agreement”) with a Nevada corporation (the “Entity”). Pursuant to the Share Exchange Agreement, the Entity agreed to issue the Entity 150,000,000 shares of its common stock, in exchange for 100% of the ownership of the Company. The closing of the Share Exchange Agreement is conditioned, among other things, on the re-negotiation of certain outstanding obligations of the Entity including officers and director’s compensation, notes and amounts payable to officers and directors and third party loans outstanding. Also upon the closing of the Share Exchange Agreement, and the delivery of an information statement to all shareholders of the Entity pursuant to SEC Rule 14f-1, the Company’s sole shareholder will be appointed as a member of the board of directors of the Entity.